UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

FIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3535 Bridge Road P. O. Box 1340 Suffolk, Virginia	23439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 30, 2009, First Bankshares, Inc., parent of SuffolkFirst Bank has issued a press release publicly announcing the December 31, 2008 selected financials.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of First Bankshares, Inc. dated January 30, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Bankshares, Inc.
(Registrant)

By:	/s/ ROBERT E. CLARY
Robert E. Clary, CPA
Chief Financial Officer

Date: February 2, 2009

Exhibit Index

Exhibit
99.1	Press release of First Bankshares, Inc. dated January 30, 2009.